Pattern

Transitioning the World to Renewable Energy

Investor Day | June 29, 2017

*Safe Harbor Statement

The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995 and "forward-looking information" as defined in Canadian securities laws). The words "may," "plan," "forecast," "seek," "target," "goal," "believe," "expect," "anticipate," "intend," "estimate" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements about Pattern Energy Group Inc. (the "Company"). By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future, many of which are outside the Company's control. Such risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from its current expectations and include, but are not limited to: the Company's ability to complete construction of any construction projects and transition them into financially successful operating projects; the Company's ability to complete acquisition of power projects; fluctuations in supply, demand, prices and other conditions for electricity; the Company's electricity generation, projections thereof and factors affecting production including wind and other conditions, other weather conditions, availability and curtailment; changes in law; and the Company's ability to keep pace with and take advantage of new technologies.

- In particular, this presentation contains the Company's adjusted EBITDA and cash available for distribution, which are not measures under generally accepted accounting principles in the United States ("U.S. GAAP"). Adjusted EBITDA and cash available for distribution have been disclosed because the Company believes that these measures may assist investors in evaluating its financial performance and its ability to pay dividends. Neither adjusted EBITDA nor cash available for distribution should be considered the sole measure of the Company's performance and should not be considered in isolation from, or as a substitute for, the Company's U.S. GAAP measures, including, but not limited to, the most directly comparable U.S. GAAP measures, net (loss) income and net cash provided by operating activities, respectively. See pages 98-99 of this presentation, Item 7 in the Company's annual report on Form 10-K for the year ended December 31, 2016 and Item 2 in the 2017 quarterly report on Form 10-Q for the period ended March 31, 2017, titled Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Metrics, for a reconciliation of net cash provided by operating activities to cash available for distribution and net (loss) income to adjusted EBITDA. Forward looking measures of CAFD, run-rate CAFD and CAFD per share growth are non U.S. GAAP measures that cannot be reconciled to net cash provided by operating activates as the most directly comparable non U.S. GAAP financial measure without unreasonable effort. A description of the adjustments to determine CAFD can be found in Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Metrics of the the Company's 2016 annual report on Form 10-K and 2017 quarterly report on Form 10-Q for the for the period ended March 31, 2017.
- All forward-looking statements speak only as of the date made, and the Company expressly disclaims any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise except as may be required by applicable law. For additional information regarding known material risks that could cause the Company's actual results to differ from its projected results please read "Risk Factors" in the Company's 2016 annual report on Form 10-K and 2017 quarterly report on Form 10-Q for the for the period ended March 31, 2017.
- **(All currencies are U.S. dollars unless specified otherwise.)**

Agenda

- Welcome
- Pattern, Pattern 2020, and Beyond
- Three Major New Initiatives for Growth
- Pattern Development 2.0
- Public Sector Pension Investments
- Q&A Panel Discussion
- Pattern Development: Overview
- Expanded Pipeline by Market: US and Canada
- Business Development: US and Canada
- Business Development: US Solar
- Business Development: Japan
- Pipeline by Market: Mexico
- Break
- Q&A Panel Discussion
- Operations
- Financial
- Q&A Panel Discussion
- Closing Remarks

Pattern Energy and Pattern Development


Pattern Energy Group
Pattern Development

Pattern

Pattern Energy Group Inc.
Owner Operator

PEGI : NASDAQ & TSX
Owns 20% of Pattern Development 2.0

Pattern Development

Pattern Development
Developer

Pattern Development 1.0 owns ~9% of Pattern Energy

The Three Pillars of Our Business

Core strategy remains the same



High quality assets

- U.S., Canada, Japan, Mexico core markets
- Wind, solar, transmission, storage
- Sustainable cash flows
- Investment grade quality projects
- Long-term PPAs with quality off-takers
- Amortizing project debt with fixed interest rates



Prudent growth

- Only accretive acquisitions
- Organic growth from existing assets and improvements
- Selective growth with quality assets, primarily from drop downs from Pattern Development
- No unfunded commitments for projects or acquisitions



Managed capital

- Reduce – cost improvements
- Retain – excess cash flow
- Recycle – limited sell downs for reinvestment in new assets
- Replace – identify other sources of capital and fee generation
- Raise – new debt and equity offerings

Committed to Our Pattern 2020 Vision

Double in size

Be a top competitor

Best place to work



Delivering on Our Promise



Safety
(Total Recordable Incident Rate)
52%
2.95
2.94
2.21
1.98
1.40
2013
2014
2015
2016
YTD 2017



Owned Capacity Growth
(MW)
163%
1,041
1,255
1,636
2,282
2,644
2,736
IPO
YE 2013
YE 2014
YE 2015
YE 2016
Today



CAFD Growth
($ millions)
258%
$42.6
$62.1
$92.4
$133.0
$152.5
2013
2014
2015
2016
2017 guidance [1]

1) This forward looking measure of CAFD contribution is a non-GAAP measure that cannot be reconciled to net cash provided by operating activities as the most directly comparable GAAP measure without unreasonable effort. See pages #-# for a reconciliation of Q1 2017/2016 and FY 2015/2016 net cash provided by operating activities to Q1 2017/2016 and FY 2016/2015 cash available for distribution and net (loss) income to adjusted EBITDA.

Strong Portfolio Financial Metrics

Sound balance sheet

- $841 M liquidity available (03/31/17)
- 50% consolidated leverage

- 15 year average life PPA – 91% contracted
- 'A' average off-taker credit rating
- 3x corporate level debt leverage
- 10+ years not taxable
- 13 consecutive dividend increases
- 90% Siemens and GE equipment
- <4 year average age of fleet

Market Outlook

Plays to Pattern's Strengths

The Power Market is a Renewable Market

- Globally, 2x investments in renewables than fossil fuels for last 5 years[1]
- Renewable power is the lowest cost less than 2 - 4 cents/kWh for wind and solar
- Wind and utility-scale PV solar expected to grow by 100+ GW through 2020 in our markets

The Market is Strong – Favoring Renewables in the Short Term

- Expanded corporate and positive utility market driven by low cost due to PTC/ITC
- More acquisition opportunities
- Continued localized oversupply and low gas prices that will need to be managed

The Market is Disrupted – Favoring Renewables in the Mid to Long Term

- Most utilities will be "wires only"
- More direct supply to customers for clean cheap power
- Storage will be complementary to wind and solar
- Highly sophisticated grids which require sophisticated suppliers
- Expanding demand from EVs, commercial and electric heating and industry

Pattern has always done better in disruptive markets

1) Bloomberg New Energy Finance
2) BNEL, "New Energy Outlook Wind 2017" and "New Energy Outlook Wind 2016," June 15, 2017

Core Strengths and Growth Strategy

Strengths

- Identify, structure and execute will continue to be our core strengths
- Committed to operational excellence, financial discipline and delivering on our promises
- Delivering on Pattern 2020 vision will empower our employees and streamline our processes and procedures
- Expanding our digital strengths through automation of processes, more sophisticated modeling and data analysis and increased communications
- These strengths will be our competitive advantage in the current and future power markets

Expanding Growth with Three Major Initiatives

Larger pipeline, higher returns, improved alignment, more capital access

Expanded development

- 10 GW – 70% increase in development pipeline
- 1 GW – 60% increase in identified ROFO list
- Extends growth horizon

$1 B

new capital commitments for Pattern Development 2.0

Growth with improved alignment

- Natural extension of business with potential for higher returns
- Secures access to expanded pipeline of quality assets
- Strengthens relationship with Pattern Development

20%

Pattern Energy initial ownership in Pattern Development 2.0

New capital for growth

- PSP Investments new strategic relationship with Pattern Energy
- Aligned with Pattern Energy

$500 M

co-investment in projects with Pattern Energy

Expanded Pipeline and iROFO

Driving CAFD/share growth



5X
Today
1,041
2,736
337
1,358
3,752
1,016
5,000
1,248
10,000
(MW)
IPO (2013)
ROFO Project & 3rd Party Acquisitions
Identified ROFO
2020 Target
Development Pipeline

- 10 GW from 5.9 GW
- 1 GW of iROFO
- Only 1.2 GW of new iROFO needed

What we need to do

- Capital for driving the pipeline and drop downs
- Expand Pattern Energy's access to alternative capital and capital markets
- Improve pay out ratio
- With access to capital, our pipeline and development funding, we aim to grow at high single digit to double digit CAFD/share

Up to $1 B in Capital Committed to Development

Initial capitalization for acquisition of business and initial working capital

$724 M in commitments from major institutional investors through a Riverstone investment entity

- Will initially own 49% of Pattern Development 2.0
- Experienced, leading pension, sovereign wealth, endowment, family office and investment funds
- $5 M from Pattern Development management

$60 M initial commitment from Pattern Energy

- Will initially own 20% of Pattern Development 2.0
- Option (no required funding but subject to dilution) of investing $240 M additional, up to a 29% ownership interest
- Third-party fairness opinion

Pattern Development

- Will retain 31% of Pattern Development 2.0 for one year and will be wound up in ~24 months
- Pattern Development 2.0 will be the sole development affiliate of Pattern Energy

Growth and Alignment with Pattern Development



20%

Up to 29%

ownership in Pattern Development 2.0

$60 M

initial investment from Pattern Energy funded from available liquidity

---

Best Risk-reward in power business – Higher returns – 15% + IRR and 2x invested capital

---

Natural extension of our business using our core strengths

Pattern Energy will own partnership interest on same basis as other investors

---

Creates strong, lasting alignment between Pattern Development 2.0 and Pattern Energy including 110% ROFO right

Improved Alignment with PSP Investments Relationship

9.9%
interest in Pattern Energy

- Creates strong alignment with Pattern Energy
- Pattern Energy's largest investor
- May have a Pattern Energy board seat

Investor
in Pattern Development 2.0

- PSP Investments investing in Pattern Development 2.0 on same basis as Pattern Energy, providing third-party confirmation of business valuation
- Additional alignment between Pattern Energy and PSP Investments

Co-invest up to
$500M
in projects

- Reduces capital required for acquisitions
- PSP Investments invests on the same basis as Pattern Energy, providing third-party confirmation of project valuations
- Meikle, MSM and Panhandle 2 comprise initial co-investment projects

Pattern

Pattern Development 2.0

Esben Pedersen



Growth Through Investing in Pattern Development 2.0

Aligns Pattern Energy with experienced and successful development team



Proven platform

- 5+ GW developed and constructed by existing management and development team
- 250 strong development team
- Large pipeline at Pattern Development 2.0 including advanced-stage projects and 3 GW of 100% PTC qualified postion
- Exclusive development platform to Pattern Energy



Investment focus aligns with Pattern Energy

- U.S., Canada, Mexico and Japan
- Scalable platforms in attractive markets
- Projects with stable cash flow profile with investment grade counterparties
- Maintain operational and management control

Long-term Sustainable Ownership Structure


Pattern Energy
Riverstone investment entity
Pattern Development 2.0
Pattern Development 1.0
Operations
Development
purchase rights / iROFO transfer

- $1 B commitment creates one of the best capitalized renewable energy platforms
- Future capital calls from Riverstone Investors and Pattern Energy, respectively
- Pattern Energy has right but not obligation to invest on a non-punitive basis
- Attractive development assets purchased at FMV
- Pattern Development 1.0 interest subject to purchase right after first anniversary

Ownership breakdown of Pattern Development 2.0

	Today	1st Anniversary*
Pattern Energy	20%	29%
Riverstone Investment Entity	49%	71%
Pattern Development 1.0	31%	0%

*Expected

ROFO Rights Retained and Strengthened for Pattern Development 2.0

Improved contractual rights to one of the most attractive pipelines in the market

Retained

- ROFO on all development projects
- ROFO on entire development business

Strengthened

- Extended purchase right
- Increased third-party purchase hurdle to 110% of Pattern Energy fair market value ROFO bid from 105%
- Pattern Energy call right at discount if no sale occurs in third-party auction

Prudent Governance and Rights Sharing


Governance reflects Pattern Energy's unique role as minority investor

Governance

- Riverstone controls Board of Pattern Development
- Pattern Energy has minority investor rights and advisory role on board

Non-competition Agreement

- Pattern Development 2.0 is exclusive vehicle for development
- Pattern Energy maintains right to invest in construction and operating projects

Multilateral Services Agreement

- Billed on as incurred "cost plus" between Pattern Development 1.0, Pattern Development 2.0 and Pattern Energy
- Pattern Energy retains "call" on employees

Conflicts Management and Drop-down Process Remain Intact



Strong Conflicts Process

- 10 successful acquisitions
- 4 independent Board members form conflicts committee
- CIO and CFO Independent
- Independent financial and legal advisors
- Rigorous analytical and documentation process

Retained

- Conflicts Committee oversight and management to remain in place
- Pattern Energy to purchase assets close to COD at low end of fair value

Managed Wind Up of Pattern Development 1.0

- Sale of remaining Pattern Energy shares to occur in orderly manner
- Remaining iROFO projects subject to Pattern Energy's ROFO rights to be sold at COD or after start of construction
- Transition of Japanese business
  - Expect to sell operating projects to Pattern Energy, including iROFO assets, pursuant to Pattern Energy's ROFO rights
  - Expect to sell development business to Pattern Development 2.0

A Strong Investment Thesis for Pattern Energy

(see whitepaper for more details)

Modest investment provides financial upside potential and offers key strategic benefits

Best risk-reward profile in renewable energy value chain

Strong returns:
Target returns of 2x MOIC / 15%+ IRR

Value created in sale of projects above investment cost:
Built projects at 6-8x CAFD and sell at 10-12x

Limited capital in earlier development stage:
Maximize optionality and minimize capital at risk and duration

Secures access to exclusive pipeline

Solidifies alignment with Pattern Development

Prudent Business Plan Based on Achievable Goals

PEGI would benefit from development through profit distribution from Pattern Development 2.0

Achievable 5-year Initial Business Plan

- 4.2 GW of renewable projects operating or in construction
- 500-1,000 MW per year
- Focus on utility scale wind, solar, transmission and storage in core markets
- Investment period of 3 years with profit distributions to follow
- Create $7 B in renewable projects

Manageable Capital Program

- No corporate leverage
- Initial business plan contemplates $500 M invested
- Initial working capital of $100 M
- "Right way" risk in capital deployment

Pattern



Public Sector Pension Investments

Esben Pedersen



New capital for growth through PSP Investments strategic relationship

- One of Canada's largest pension investment managers, with deep experience in renewable energy investments
- Canadian Crown Corporation
- Manages pension funds of:
  - Federal public service
  - Royal Canadian Mounted Police
  - Armed forces
  - Reserve forces

C$136 B

PSP Investments assets under management (3/31/2017)

9.9%

Ownership in Pattern Energy

$500 M

Co-investment available alongside Pattern Energy

Investor

In Pattern Development 2.0

PSP Investments to Co-invest Directly in iROFO Projects with Pattern Energy


Pattern Energy
PSP Investments
51% - 70%
30% - 49%
Operations (employees)
Projects
Service

Substantial project commitment

- $500 M commitment
- Covers all ROFO projects other than Japan
- Initial projects of $160 M as "proof of concept"

Cooperation on M&A efforts and financings

- Expands opportunity set
- Provides potential source of construction bridge financing

Appropriate governance and conflicts management

Co-investment Process Managed by Pattern Energy

Pattern Energy's Board Conflicts Committee process to remain intact

- PSP Investments will not participate in conflicts process
- PSP Investments will elect to co-invest after conflicts process is complete

- Pattern Energy controls ROFO investment process consistent with past practice
- Pattern Energy to determine PSP Investments' co-investment amount, expected to be 30-49%
- PSP Investments invests on same pricing and terms
- Pattern Energy retains operational and management control



Initial Co-investment Projects with PSP Investments

Demonstrates ability to recycle capital into more accretive projects

Meikle Acquisition

- 179 MW project
- Peace Region of British Columbia
- 51%/49% ownership Pattern Energy / PSP Investments
- US$65 M acquisition for Pattern Energy
- 10x CAFD1 multiple
- 25-year PPA with BC Hydro
- COD: Q1 2017

Mont Saint-Marguerite Acquisition

- 143 MW project
- Chaudiere-Appalaches region of Quebec
- 51%/49% ownership Pattern Energy / PSP Investments
- US$40 M acquisition for Pattern Energy
- 10x CAFD1 multiple
- 25-year PPA with Hydro-Quebec
- COD: Q1 2018

Panhandle 2 Divestiture

- 182 MW project
- Carson County, Texas
- 51%/49% Class B ownership Pattern Energy / PSP Investments
- US$59 M sale to PSP Investments
- >12x CAFD1 multiple
- Hedge with Morgan Stanley
- COD: Q4 2014

1) This forward looking measure of five-year average CAFD contribution is a non-GAAP measure that cannot be reconciled to net cash provided by operating activities as the most directly comparable GAAP measure without unreasonable effort



Financial Implications for Pattern Energy

- Pattern Development 2.0 transaction improves alignment and enables growth through future acquisitions
  - Modest investment that is accretive after 3 years
  - No obligation to invest further
- PSP relationship expands access to capital
  - Provides flexibility in access to capital
- Project acquisitions are accretive upon investment
- Transactions have limited impact to risk profile
  - No material impact to debt or revolver metrics
- Initial funding available through revolver

Pattern Energy Capital Plan Impact from Announced Transactions

Net capital uses ($ millions)	2017		2018	
	Q3	Q4	Q1	Q2
Pattern Development 2.0	(60)			
Meikle acquisition	(65)			
MSM acquisition			(40)	
Panhandle 2 divestment		59		
Net investments	(125)	59	(40)	0

- $106 M required for announced transactions
- Capital available under revolver
- Future capital for Pattern Development 2.0 optional with non-punitive dilution

Potential Future Capital Calls from Pattern Development 2.0

- Acquisition of Japanese development assets
- Acquisition of Pattern Development 1.0 residual interest
- Capital calls for advanced stage projects

Pattern

Pattern Development Overview

Hunter Armistead



Renewable vs. Conventional Power Investment

Renewables Attracted 2x Fossil Investment for 5 Consecutive Years


Fossil Fuel
$114 B
Renewables
$227 B

$114 B

2016 global investment in
Fossil fuel generation:

$227 B

2016 global investment in
Renewables:

Source: Bloomberg New Energy Finance & Frankfurt School-UNEP, " Global Trends in Renewable Energy Investment 2017"

New Baseload: March 2017 Case Study

Wind, solar and storage deployed in concert to address grid issues


MWh
3,000
2,000
1,000
Wind + Solar
Wind + Solar + Storage
Solar + Storage
6
12
18
24
Time (hours)

*Assumptions: 100MW NM Wind & Solar Projects, 50MW/200MWh batteries, 85% RTE, 96% Availability, 250 cycles/yr

Delivering Growth Through Our Key Strengths


01 Identify
02 Structure
03 Execute

Leveraging Our Expertise

A Business of Skill, Culture, and Scale

Origination & Early Development

- Origination
- Identify Land
- Resource assessment
- Environmental & Permitting assessment
- Construction and operations cost analysis
- Economic analysis

Pre-Construction & Financing

- Finance
- Procurement
- Engineering

Construction

- Execute all major construction contracts
- Install turbines
- Connect to grid
- Commercial Operation

Operations

- Generate electricity into the grid
- Power sales
- Manage operations and maintenance of assets
- Ongoing analysis and optimization

Strong local presence: United States, Canada, Japan, Mexico

Robust, High-Quality Pipeline

United States & Canada
7,695 MW development pipeline
1.750 MW 2020 target

Mexico
929 MW development pipeline
500 MW 2020 target

Japan
1,361 MW development pipeline
750 MW 2020 target

Total
1 GW iROFO
10 GW development pipeline
3,000 MW 2020 target


Mexico
Japan
United States & Canada

2020 Targets represent incremental growth in construction or operating to existing owned portfolio

60% expansion in identified ROFO List

Near-term opportunities through Pattern Development purchase rights

EXISTING	Nameplate MW (gross/owned)	Revenue	Permits	Real Estate	Inter-connection	Est. Commercial Operations Date
Kanagi Solar	10/6	20 year PPA	✓	✓	✓	2016 A
Futtsu Solar	31/20	20 year PPA	✓	✓	✓	2016 A
Conejo Solar	104/104	21 year PPA	✓	✓	✓	2016 A
Belle River	100/43	20 year PPA	✓	✓	✓	2017
Ohorayama	33/33	20 year PPA	✓	✓	✓	2018
North Kent	100/35	20 year PPA	✓	✓	✓	2018
Henvey Inlet	300/150	20 year PPA		✓	✓	2018
Grady	220/188	25 year PPA	✓	✓	✓	2019
Tsugaru	122/103	20 year PPA	✓	✓	✓	2020
NEW ADDITIONS						
Otsuki	12/12	20 year PPA	✓	✓	✓	2006 A
El Cabo	298/125	20 year PPA	✓	✓	✓	2017
Crazy Mountain	80/68	25 year PPA	✓	✓	✓	2018
Vivaldi	79/67	25 year PPA	✓	✓	✓	2018
Sumita	100/62	20 year PPA		✓	✓	2021
Total	**1,588 / 1,016**					

1) Takes into account an additional 69 MW of net owned iROFO capacity from the existing projects

Pattern

Business Development
U.S. & **Canada**

Hunter Armistead



Large Market with Strong Momentum

Wind/solar reached 10%+ of U.S. electricity generation in March 2017



Source: U.S. Energy Information Administration

1,082 GW
Installed capacity

4,078 TWh
Generation

125 GW
Installed wind/solar capacity

283 TWh
Wind/solar generation

	2016 Capacity	2016 Generation
Wind	82,735 MW | 8%	226,485 GWh | 6%
Solar	41,825 MW | 4%	56,221 GWh | 1%

Source: Bloomberg New Energy Finance, May - June 2017

Demand Drivers



Wind

- Unsubsidized LCOE declined 66% since 2010
- PTC federal incentive: 5-year extension and phasedown
- Projected growth of 36+ GW, 2017-2020

Utility-Scale Solar

- Unsubsidized LCOE declined 85% since 2010
- ITC federal incentive: 30% through 2019, 26% in 2020, 22% in 2021, with 10% permanent thereafter
- Projected growth of 31 GW, 2017-2020

60+ GW

State RPS demand through 2030 - 17 GW by 2020

-30%

Projected CO2 emissions reduction 2016 - 2040

90%+

Likely voters support expanding wind power

Sources: Bloomberg New Energy Finance., Lazard, May 2016, LBNL, Nov 2016, DOE "Wind Vision"

State Renewable Portfolio Standards

29 states + Washington DC and 3 territories have mandatory renewable portfolio standards – 8 states and 1 territory have voluntary goals


15%X2020
50%X2040[1]
15%X2015
10%X2015
26.5%X 2025
10%X 2015
15% X2021
50% X2030
10%X2015
18% X2021
105 MW
12.5% X2026
25%X 2026
10% X2025
25%X2025
20%X2025
30%X2020
20%X2020
15%X2021
15% X2025
50%X2030
12.5% X2021
15%X2025
20%X2020
15%X2015
2% X2021
5,880MW X 2015

CT: 27% by 2020
ME: 40% X 2017
NH: 24.8% X 2025
VT: 75% X 2032
MA: 15% X 2020 + 1%/yr (new resources)
6% X 2016 (existing resources)
RI: 38.5% X 2035
NJ: 20.4%RE X 2020
+4.1% solar X 2027
DE: 25% X 2026
MD: 25% X 2020
DC: 50% X 2032
HI: 100% X 2045
NMI:20% X 2016
PR: 20% X 2035
Guam: 25% X 2035
USVI: 30% X 2025

Renewable portfolio standard

Renewable portfolio goal

Sources: DSIRE

U.S. Non-utility PPAs – Robust Historical Growth

U.S. non-utility (corporate, non-profit and government) power purchase agreements (GW)

- Non-utility wind and solar PPAs essentially doubled and quadrupled in 2015, respectively
- 2016 and 2017 PPA volume will be lower stemming from the extension of tax credits
- Market expectation is for volume to again increase in 2018 and beyond



0.19
0.05
0.10
0.24
0.13
0.25
0.18
0.19
0.05
0.23
0.54
0.22
1.33
0.30
2.36
1.29
1.54
0.91
2008
2009
2010
2011
2012
2013
2014
2015
2016
Solar
Wind

Sources: Bloomberg New Energy Finance, UBS

U.S. and Canadian Pipeline

Pipeline	Gross (MW)
Development	7,695
2020 Business plan	1,750



Competitive Advantage

- 3 GW of turbine and activities qualified for 100% PTC
- $1 B of capital available
- Large transmission enabled projects to deliver into strong markets within PTC phase down
- Strong market presence, reputation for executing and creative solutions

Pattern



Business Development
U.S. Solar

Jean Wilson

Why Solar, Why Now, Why Us?

Why solar?

- U.S. utility scale solar: 50 GW through 2023
- LCOE now competitive
- Solar wins where wind is scarce/high cost

Why now?

- Federal tax incentives extend past wind incentives
- Solar industry turmoil creates opportunity
- Pattern Development 2.0 attractive development returns

Why Pattern?

- Output profile complementary to wind
- Embedded set of projects to add solar, storage
- Complementary to Pattern development, financing and tax monetization core strengths

Strong Demand, Cost Competitive

LCOE, RPS, corporate buyers, coal retirements drive solar growth


12,000
10,000
8,000
6,000
4,000
2,000
0
Utility PV Installations (MWdc)
267
784
1,803
2,855
3,922
4,266
10,593
8,672
6,337
7,084
8,735
10,445
10,612
2010
2011
2012
2013
2014
2015
2016
2017E
2018E
2019E
2020E
2021E
2022E

Source: GTM Research, U.S. Utility PV Market Tracker

Solar LCOE competitive

Unsubsidized PV LCOE forecast, real


(MWh)
120
80
40
0
Combined cycle gas
PV
2017
2020
2025
2030
2035
2040

Source: Bloomberg New Energy Finance Note: PV capacity factors 11-21%

Storage Helps Wind, Solar and Grid

Solar penetration results in "Duck Curve"

Net load - March 31



28,000
24,000
20,000
16,000
12,000
0
Megawatts
2012
2013
2014
2015
2016
2017
2018
2019
Ramp need ~13,000 MW in three hours
Overgeneration risk
12 am
3 am
6 am
9 am
12 pm
3 pm
6 pm
9 pm
Hour

Storage costs rapidly declining; trajectory similar to solar

Prices will continue to decline as demand ramps up for electric vehicles (mainly) and stationary storage

Lithium-ion battery experience curve, 2010-30 ($/kWh)



LI-ION PACK COSTS HAVE FALLEN 73% SINCE 2010
BNEF observed values: annual lithium-ion battery price index 2010-16
2025 average lithium-ion battery price: $109/kWh
2030 average lithium-ion battery price: $73/kWh
Learning rate 19%
ESS lithium-ion demand
EV lithium-ion demand
BNEF observed values
19% learning rate
1,000
900
800
700
600
500
400
300
200
100
0
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

Source: Bloomberg New Energy Finance Note: data available in 2016 lithium-ion battery price survey (web | terminal)

Balanced Pattern Development Approach

- Build dedicated solar team
- Develop greenfield pipeline and make selective acquisitions
- Develop pipeline in both competitive and niche markets
- Develop relationships and expertise required to manage the solar business

Pattern

Business Development
Mexico

Glen Hodges



Strong fundamentals for sustained growth

20 GW renewable capacity needed by 2024



73 GW Installed capacity

319 TWh Generation

3.1 GW Installed wind/solar capacity

10.5 GWh Wind and solar generation

- ~3% annual load growth projects over next 15 years
- 15+ GW of old, inefficient generation to be retired
- 35% clean energy mandate by 2024; Commercial & Industrial ("C&I") market growth

Source: Bloomberg New Energy Finance, May - June 2017

Mexico – Market Drivers

New generation capacity required due to load growth, unit retirements and clean energy mandate

- Auction 1 awarded 2,100 MW and Auction 2 awarded 3,100 MW
- Renewables expected to grow to 20+ GW by 2024 just to meet mandated requirements
- Excellent wind and solar resource throughout diverse regions of the country make this achievable
- Further, Mexico plans to build out HVDC system upgrades to serve high-potential renewable energy areas

Mexico Pipeline



Pipeline	Gross (MW)
Development	929
2020 Business plan	500

CEMEX Joint Venture

- Ability to contract and/or aggregate offtake
- Relationships with leading industrial and commercial off-takers
- Deep local reputation as a Mexican institution with over 100-year history
- Extensive experience in real estate, interconnection, permitting/regulatory

Shared Development Vision



Competitive Advantages



- Technologically-diverse development pipeline well-positioned to capture opportunities in Mexico's new market; *2/3 wind and 1/3 solar*
- Geographically diverse projects with advantaged interconnection positions and superior renewable resources
- Well-positioned to grow pipeline through independent developer acquisitions and additional greenfield opportunities

Pattern



Business Development
Japan

Mark Anderson

Significant Accomplishments Since 2015 Investor Day

Accessed local bank debt

- Raised more than ¥25 billion (~$200 million) in local project finance

Successfully executed on construction and commissioning of projects

- Completed construction and commenced operations of two solar projects totaling 41 MW
- Commenced construction of 33 MW wind farm with expected 2019 COD

Improved operations capabilities

- Built team and improved availability percentage on existing operational 12 MW wind farm from <70% to > 95% today

Progressed development pipeline

- Received port authority approval for 100 MW offshore wind in Hokkaido
- Executed PPA for 122 MW Wind @ ¥22 per kWh – construction imminent
- Secured FIT certification @ ¥22 per kWh for 5 onshore wind projects totaling 600 MW
- Secured FIT certification @ ¥36 per kWh for one offshore wind project at 100 MW
- Completed environmental assessments on 4 of 6 FIT certified wind projects

Significant Long-term Opportunity for Renewables Remains

248 GW

Installed capacity

985 TWh

Demand market

24 ¢/KWh

High cost electricity market

Source: IEA

49 GW

Installed wind/solar capacity

50 TWh

Wind/solar generation

Source (gigawatts)	2016 Capacity
Wind	3.2 GW | 7.3 TWh
Solar	45.7 GW | 42.6 TWh

Source: BNEF, June 2017.

Market Framework

Feed-in-tariff Program (20 yr PPA)

JPY/kWh	USD/MWh	Rate if secured during
Onshore Wind		
22	191	~Sep 17
21	183	Oct 17-Mar 18
20	174	Apr 18-Mar 19
Offshore Wind		
36	313	~Mar 20
Large Scale Solar (2MW+)		Bidding system
		1USD=JPY 115

Generation Targets (METI 2030)

13-15%	renewables ex. hydro
22-24%	renewables inc. hydro
20-22%	nuclear
27%	liquefied natural gas
26%	coal
3%	oil

Deregulation

Stage 1 (2015) COMPLETE
Introduction of regional grid operator

Stage 2 (2016) COMPLETE
Full retail choice and further liberalization of wholesale generation

Stage 3 (2018-2020) In Process
Legal unbundling of transmission and distribution

Growth Drivers

- Emission goals – Paris Agreement
- Energy independence / Security
- Nuclear restart uncertainties
- Targeted generation mix
- Pent up demand (Residential and C&I)

~80,000MW
PV solar projects FIT certified
At least 28 GW expected to be cancelled by gov't

~3,000 MW
wind projects FIT certified

36,000 MW
wind capacity targeted by Japan Wind Power Association by 2030

26,000 MW
onshore

10,000 MW
offshore

Competitive Strengths

GPI and Pattern Development possess the attributes for success

Green Power Investments (GPI)

50+ employees

30+ years of wind power experience

20+ years of experience developing wind in Japan

Senior leadership team are pioneers of wind in Japan

GPI

Deep understanding of stringent environmental standards

Strong local relationships and experience in Japan

Ability to manage development

Development Bank of Japan a shareholder

Pattern Energy and Pattern Development

Experienced developers

WTG buying power

Construction management expertise

Asset management / operations & maintenance expertise

Japan Pipeline



Pipeline	Gross (MW)
Total	**1,361**
2020 Business plan	**750**

Pattern



Operations

Kevin Devlin & Chris Shugart

Pattern 2020 Vision Key Actions

Double our size	Be a top competitor	Best place to work
Expanded Pipeline	Reduce Operational Cost/MWh	People
Capital Options	Improve Overhead Efficiencies	Processes

20|20

Improving Corporate G&A - Strategy

Reductions in overhead are linked to combining the best available people with the best processes

Double our size	Be a top competitor	Best place to work
Expanded Pipeline	Reduce Operational Cost/MWh	**People**
Capital Options	**Improve Overhead Efficiencies**	**Processes**

- Creating a scalable and efficient corporate organization for Pattern Energy
- Ensuring that we are attracting and retaining the best possible talent
- Providing the best possible management information and compliance framework

Corporate Improvements - People

Cultural change driven through re-training, clear communication and new organization

20|20

Double our size	Be a top competitor	Best place to work
Expanded Pipeline	Reduce Operational Cost/MWh	**People**
Capital Options	Improve Overhead Efficiencies	Processes

Improved HR Support

- Program of cultural change including retraining management and staff
- Review of benefits and market comp underway
- Reduction in turnover and hiring fees through enhanced HR capabilities

Key Appointments

- New VP HR developing employees-centered programs
- New SVP Controller reorganizing accounting driving compliance
- New Director of Business Transformation driving improvements in key systems

Corporate Improvements – Overhead and Processes

Drive for increased productivity though operational and process initiatives

Double our size	Be a top competitor	Best place to work
Expanded Pipeline	Reduce Operational Cost/MWh	People
Capital Options	Improve Overhead Efficiencies	**Processes**

Systems Enhancements

- Increased automation through ERP and other corporate system enhancements
- Improving knowledge distribution to improve management effectiveness
- Creating economies of scale in back office and removing bureaucracy

Core Processes

- Corporate procurement savings
- Facilities optimization including SF and Houston office re-allocation
- Enhanced technology solutions to reduce T&E

20|20

Increasing plant operational performance – costs and people

Driving business growth and improvement in our fleet operations

Double our size	Be a top competitor	Best place to work
Expanded Pipeline	**Reduce Operational Cost/MWh**	People
Capital Options	**Improve Overhead Efficiencies**	Processes

Asset Operations

- Solid Operational Foundation
- Advanced Pattern Operations
- Leveraging & Supporting Growth

20|20

Operations Foundation: Core Values

Safety of our employees, contractors and the public

Respect the land and the environment

Support communities in our project areas


Pattern
28
Pattern
19

Operations Foundation – A Solid Portfolio

U.S. East
1,080 MW owned
1,384 MW operating

U.S. West
790 MW owned
843 MW operating

Canada
684 MW owned
1,329 MW operating

Other
182 MW owned
320 MW operating


United States & Canada

Annual proportional production (GWh)


2,951
5,137
6,806
2014
2015
2016


Japan

Pattern Energy's Environmental, Social, and Governance (ESG) Metrics

12,500,000 MT

Avoids approximately 12.5 M metric tons of CO_2 – equal to removing 2.7 M cars off the roads

6,800,000,000 USG

Conserve approximately 6.8 B gallons of freshwater, enough to conserve the contents of more than 50 B water bottles

Sources: U.S. Energy Information Administration, U.S. Geological Services; compared to conventional coal fired generation



Proven Operational Results

Fleet turbine availability (%) (including compensated downtime)


99.0
98.0
97.0
96.0
95.0
94.0
93.0
92.0
91.0
(97%)
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

2017 operating fleet technology (MW)


GE
[VALUE]
MHI
[VALUE]
Siemens
1919

Operating Metrics: Expected Long Term Average (LTA) Production

Region	Q1 LTA (GWh)	Q2 LTA (GWh)	Q3 LTA (GWh)	Q4 LTA (GWh)	FY LTA (GWh
Eastern US	1,159	1,173	836	1,079	4,247
Western U.S.	294	620	525	570	2,009
Canada	510	442	293	522	1,767
Other	95	97	113	100	405
Total	**2,058**	**2,332**	**1,767**	**2,271**	**8,428**
Panhandle 2 Sale	(89)	(118)	(81)	(113)	(401)
MSM Acquisition	72	55	49	71	247
Meikle Acquisition	60	37	53	80	230
Total	**2,101**	**2,306**	**1,788**	**2,309**	**8,504**

Operating Metrics: Production Performance, Q1 2017

Region	Q1 LTA (GWh)	Q1 Production (GWh)	Actual Results (% of LTA)	Wind Index (% of LTA)
Eastern US	1,159	1,099	95%	96%
Western U.S.	294	336	114%	122%
Canada	510	531	104%	102%
Other	95	72	76%	82%
Subtotal	**2,058**	**2,038**	**99%**	**100%**

Wind Index is defined as GWh that could have been produced from actual wind, divided by GWh that could have been produced from expected wind.

Advanced Pattern Operations – Striving for Best in Class







Service and Maintenance

- Direct-hiring technicians
- In-house tools, trucks, training
- Advanced maintenance capabilities
- 24/7 control center
- Managing supply chain

Engineering Analytics

- Analyzing lost energy
- Integrating engineering and meteorological analytics
- Monitoring equipment condition
- Automating anomaly detection
- Engineering investigations

Market Operations

- Operating in complex power markets
- Optimizing merchant power revenues
- Analyzing and resolving congestion
- Integrating transmission and renewable projects

Advanced Pattern Operations – Evolving Service Model Existing Operational Fleet



3000
2500
2000
1500
1000
500
0
2016
2017
2018
2019
2020
2021
2022
OEM MW
Hybrid MW
Hybrid* MW
Self-Perform MW

SP refers to Pattern Operations self performing most maintenance activity, OEM refers to original equipment manufacturer doing so, and Hybrid is a mix. Hybrid* denotes ability to restructure certain long-term service agreements in 2022



$30
(global average)
Benchmark range
$23
(large U.S. operators)
Turbine O&M 2016 ($'000's/MW/yr)
2016
2017
2018
2019
2020
2021
2022

Benchmark is from Bloomberg 2H16 Wind O&M Index Report, converted to USD

Advanced Operations: Enhanced Maintenance

Result
Detected damage
Up-tower repair - <$150k.

Advanced Operations
Operations team installed monitoring

Evolving Operations
Basic self service:
Run to failure
>$750k repair

Past Practice
OEM Warranty:
Limited Owner Insights



Leveraging and Supporting Growth


Fleet Growth
Scale to develop capability
Economies, efficiencies, leverage
Lower operating costs
Lower cost of electricity from new projects


Pattern's Control Center
Houston, TX

Pattern

Financials

Mike Lyon



Improving Financial Metrics with Growth

Managing the business to deliver upside while protecting against the downside

Commitment to our business model is intact

- Manage our business to achieve financial guidance for 2017
- Maintain our core business strategies including conservative financing principles
- Continue to enhance transparency in our reporting

Investing in Pattern Development 2.0

- Higher returns
- Improved accretion on a deferred basis
- Equity method accounting provides favorable reporting

Co-investing with PSP Investments

- Adds flexibility for disciplined capital strategy
- Improves PEGI returns slightly on co-invested assets
- Validates asset valuations
- Projects generally consolidated by Pattern Energy – PSP Investments' interest treated as a noncontrolling interest

Well Structured Project Finance Arrangements

- Investment grade-like project finance structures[1] comprising $1.2B project finance debt plus $0.7 B of unconsolidated project finance debt[2] and $0.9 B tax equity
- Significant de-leveraging with 100% projects amortize or flip while under long-term off-take contract
- 100% of projects have fixed rate debt or have been swapped long term
- Attractive average all-in rate of ~5%

Project level deleveraging ($ billions)



$1.2 B Project level debt[3]
$0.8 B Project level debt
2016
2021E

Project capital repayment profile (years)



0
2
4
6
8
10
12
14
16
18
Off-take contract
17
Project finance amortization schedule
15
Off-take contract
13
Tax equity flip
8

1. Project debt is not rated and no assurance can be given as to what those ratings would be
2. Unconsolidated project finance debt includes Armow
3. Reflects project level debt at fully consolidated projects of December 31, 2016



Prudent corporate financial leverage

- Prudent management of corporate leverage
- Equity to remain primary source of corporate capital
- Strong liquidity with $500MM secured revolver[1]
- Low cost of debt at L+225-275 for revolver, 4% for convertible, and 5-7/8% for senior notes
- Revolver to function as bridge to permanent capital for acquisitions
- 1.5+ year foreign currency hedging program

1. Secured revolver maturing in December 2018

Limited concentration risk – % of owned capacity

Capacity by project (%)


Meikle, 3%
MSM, 3%
Gulf Wind, 10%
Hatchet Ridge, 4%
St Joseph, 5%
Spring Valley, 6%
Santa Isabel, 4%
Ocotillo, 10%
South Kent, 5%
El Arrayan, 3%
Grand, 2%
Panhandle 1, 6%
Panhandle 2, 3%
Logan's Gap, 6%
Amazon Wind, 4%
Post Rock, 4%
Lost Creek, 6%
K2, 3%
Broadview, 10%
Armow, 3%

Capacity by offtaker (%)


BC Hydro, 3%
Hydro-Quebec, 3%
Minara Los Pelambres, 3%
Morgan Stanley, 15%
IESO, 14%
Southern California Edison, 10%
SDGE, 10%
Walmart, 6%
NV Energy, 6%
Associated Electric Coop, 6%
Manitoba Hydro, 5%
Westar, 4%
Amazon Web Services, 4%
PGE, 4%
PREPA, 4%

Long-term fixed price contracts

Remaining project contract term and counterparty credit rating[1]



Years
0.0
5.0
10.0
15.0
20.0
25.0
Mont Sainte-Marguerite
Hydro-Quebec, A+ / Aa2
Meikle
BC Hydro, AAA / Aaa2
St Joseph
Manitoba Hydro, AA- / Aa2
Santa Isabel
PREPA, D / Caa3
Broadview
Southern California Edison Co., BBB+ / A2
Armow
IESO, A+ / Aa2
K2
IESO, A+ / Aa2
Grand
IESO, A+ / Aa2
South Kent
IESO, A+ / Aa2
El Arrayan
Minera Los Pelambres, NR / NR
Ocotillo
SDG&E, A / A1
Spring Valley
NV Energy, A / Baa2
Post Rock
Westar Energy, Inc., BBB+ / Baa1
Lost Creek
Associated Electric Cooperative, AA /A1
Amazon Wind
Amazon Inc., AA- / Baa1
Panhandle 1
Citigroup Energy Inc., BBB+ / A3
Logan's Gap
Wal-Mart Stores, Inc., AA- /Aa3
Hatchet Ridge
PG&E, A- / A3
Panhandle 2
Morgan Stanley, BBB+ / A3
Gulf Wind
Morgan Stanley, BBB+ / A3

91%

Generation sold under fixed price off-take contracts

15

Years avg. weighted remaining term

A

Avg. credit rating

1. Includes agreement to acquire Meikle, MSM and divestiture of Panhandle 2

Financial Summary

USD millions (except GWh)	Q1 2017	change	Q1 2016	change	Q1 2015	2016	change	2015
GWh	2,038	13%	1,801	92%	936	6,806	33%	5,137
Revenue	$100.8	15%	$87.6	35%	$64.9	$354.1	7%	$329.8
Adjusted EBITDA[1]	$98.2	26%	$78.1	67%	$46.7	$304.2	21%	$250.5
Cash Available for Distribution[1]	$45.1	10%	$41.0	340%	$9.3	$133.0	44%	$92.4

CAFD ON TRACK TO ACHIEVE $140-165 M FY 2017 GUIDANCE

1) See Appendix for a reconciliation of Q1 2017/2016 and FY 2015/2016 net cash provided by operating activities to Q1 2017/2016 and FY 2016/2015 cash available for distribution and net (loss) income to adjusted EBITDA

2017 CAFD Base for Reporting Future Performance

($152.5 M midpoint)

- Existing portfolio
- Wind at long-term average
- Texas merchant: $24-$26/MWh
- O&M:
  - Turbine ~$25k-$28k / MW
  - Transmission $9-$10k/MW for 8+ months
  - Other $27k-$30k / MW (BOP, prop tax, insurance, etc.)
- Basis ~$4.5-$5/MWh on 2,900,000 MWh
- Avg. Revolver $100 M – with no new equity raise

Current guidance drivers ($ millions)


165
160
155
150
145
140
152.5
3
155.5
nil
1.25
1.25
153
2017 CAFD guidance
Meikle
MSM COD Q1 2018
Panhandle[2]
Revolver interest
Total[1]

1) This forward looking measure of CAFD contribution is a non-GAAP measure that cannot be reconciled to net cash provided by operating activities as the most directly comparable GAAP measure without unreasonable effort.

Payout ratio tools to drive to 80%: opportunities and risks

96%: 2017 payout ratio at current dividend and midpoint of CAFD guidance

Initiative and Targeted Results for Existing Assets	2-3 years	3-5 years
2017/2018	~95%	
Project operating cost improvement	2-5%	8-11%
G&A cost improvement	2-3%	3-5%
Asset acquisitions, ½ accretion applied to payout ratio	2-4%	6-10%
Pattern 2.0 distributions	(1-2)%	8-15%
Asset rotation	1-2%	3-4%
Outcome impact	**6%-12%**	**28%-45%**
Potential payout range	<90%	<80%

Other Factors Working For or Against Payout Ratio		Mitigant
Gulf Wind Hedge	↓↓	Re-contract or re-power
Spot Prices	↑	Gas Prices
F/X	↑	Hedge Program
ERCOT basis	↑↓	Transmission Upgrades

Cash Available for Distributions Financial Metrics



Components of capital stack ($ millions)
Cash
Project debt
EMI debt
Corp. debt
NCI
Market cap.
Enterprise value
Q1 17
(245)
1,192
747
575
886
1,764
4,910
YE 16
1,200
750
405
891
1,660
4,822
YE 15
1,243
548
580
945
1,561
4,781
YE 14
1,451
429
50
530
1,530
3,888
(250)
500
1,250
2,000
2,750
3,500
4,250
5,000



Cash Flows ($ millions)
200
150
100
50
0
146% increase CAFD
2014
2015
2016
2017e1
CAFD
CAFD + Corp Int
Dividends



CAFD Yield (%)
4%
6%
8%
9%
2014
2015
2016
2017e1



Cash Flows per Share ($)
$1.07
$1.35
$1.30
$1.46
$1.68
$1.63
$1.75
2014
2015
2016
2017e1
CAFD/Sh
Div/sh



Corp Debt to CAFD + Corp Int. (X
0.8
5.7
2.7
3.1
2014
2015
2016
2017e1

1) The forward looking measures related to CAFD contribution are non-GAAP measures that cannot be reconciled to net cash provided by operating activities as the most directly comparable GAAP measure without unreasonable effort.

Adj. EBITDA Financial Metrics

Components of capital stack ($ millions)



Cash
Project debt
EMI debt
Corp. debt
NCI
Market cap.
Enterprise value
Q1 17
(245)
1,192
747
575
886
1,764
4,910
YE 16
1,200
750
405
891
1,660
4,822
YE 15
1,243
548
580
945
1,561
4,781
YE 14
1,451
429
50
530
1,530
3,888
(250)
500
1,250
2,000
2,750
3,500
4,250
5,000

Gross Adj. EBITDA ($ millions)



54%
increase Adj. EBITDA
198
251
81
304
126
2014
2015
2016
Partner PTCs (grossed up)
Adjusted EBITDA

Adj. EBITDA Multiples (X)



15.5
11.7
7.7
15.7
11.1
7.8
2014
2015
EV to NTM aEBITDA
EV to NTM aEBITDA w/PTC
All Debt to NTM aEBITDA

Total Debt & Equity ($ millions)



3000
2500
2000
1500
1000
500
0
2014
2015
2016
2017 Q1
Mkt Cap + NCI
All Debt
Amort Debt

Pattern

Closing

Mike Garland



- Meeting Our Promises
- Strong Market
- Significant Capital to Grow
- Expanding Growth Opportunities
- Alternative Capital Available

Pattern

Appendix



Owned Pipeline

	Project size	Owned %	Owned MW	Revenue	Off-Taker	COD	Turbines	Contract Tenor	% Under Contract
Gulf Wind, TX	283	100%	283	Hedge	Morgan Stanley	2009	Mitsubishi	2019	58%
Hatchet Ridge, CA	101	100%	101	PPA	PG&E	2010	Siemens	2025	100%
St. Joseph, MB	138	100%	138	PPA	Manitoba Hydro	2011	Siemens	2039	100%
Spring Valley, NV	152	100%	152	PPA	NV Energy	2012	Siemens	2032	100%
Santa Isabel, Puerto Rico	101	100%	101	PPA	PREPA	2012	Siemens	2037	100%
Ocotillo, CA	265	100%	265	PPA	SDG&E	2012/2013	Siemens	2033	100%
South Kent, ON	270	50%	135	PPA	IESO	2014	Siemens	2034	100%
El Arrayán, Chile	115	70%	81	Hedge	Minera Los Pelambres	2014	Siemens	2034	74%
Panhandle 1, TX	218	79%	172	Hedge	Citigroup Energy	2014	GE	2027	80%
Panhandle 2, TX	182	41%	75	Hedge	Morgan Stanley	2014	Siemens	2027	80%
Grand, ON	149	45%	67	PPA	IESO	2014	Siemens	2034	100%
Post Rock, KS	201	60%	120	PPA	Westar	2012	GE	2032	100%
Lost Creek, MO	150	100%	150	PPA	Associated Electric Cooperative	2010	GE	2030	100%
K2, ON	270	33%	90	PPA	IESO	2015	Siemens	2035	100%
Logan's Gap, TX	200	82%	164	PPA / Hedge	Wal-mart Stores Inc. / Merrill Lynch	2015	Siemens	2025/28	75%
Amazon Wind Farm (F), IN	150	77%	116	PPA	Amazon.com	2015	Siemens	2028	100%
Broadview, NM	324	84%	272	PPA	Southern California Edison	2017	Siemens	2037	100%
Armow, ON	180	50%	90	PPA	IESO	2015	Siemens	2035	100%
Meikle, BC	179	51%	91	PPA	BC Hydro	2017	GE	2042	100%
Mont Sainte-Marguerite	143	51%	73	PPA	Hydro-Quebec	2018	Siemens	2043	100%
Total Combined	**3,771**		**2,736**					**15 years**	**91%**

2016 Adj. EBITDA to CAFD



304,156
91,610
78,004
11,194
5,391
4,821
640
1,017
41,698
17,896
47,634
1,235
132,974
Adjusted EBITDA
EMI P&L (back-out)
Interest Expense
Amortization of debt
Share based compensation
Network upgrade reimbursement
Release of restricted cash to fund project and G&A costs
Operations and maintenance capital expenditures
Distributions from unconsolidated investments
Distributions to noncontrolling interests
Principal payments paid from operating cash flows
Other
Cash available for distribution

1) See Appendix for a reconciliation of FY 2016 net cash provided by operating activities to Q1 2017/2016 and FY 2016 cash available for distribution and net (loss) income to adjusted EBITDA.

Tax Equity Financing

For PTC-eligible projects, Pattern Energy uses partnership financing to monetize the value of PTCs and other tax attributes

- We do not put additional project leverage into these partnership financings
- An institutional investor with substantial tax capacity invests in the project to obtain an allocation of nearly all of the project's tax attributes together with a minority share of the project's distributable cash flows

Pattern Energy uses a variety of tax equity structures, including both pay-as-you-go (PAYGO) and upfront monetization structures, depending on project characteristics and optimization of the customized economic requirements of our partners in a project

Components of Pattern Energy's cash available for distribution from PTC tax equity financings are as follows:

- For upfront monetization: the project's cash flow less distributions paid to our partner(s)
- For PAYGO structures: the sum of (a) the project's cash flow less distributions paid to our partner(s) and (b) PAYGO payments made by our partner for a portion of the PTC payments realized in any given year

Cash Available for Distributions (Non-GAAP Reconciliation)

	Three months ended March 31,		Twelve months ended December 31,	
	2017	2016	2016	2015
Net cash provided by operating activities	$43,752	$14,721	$163,664	$117,849
Changes in operating assets and liabilities	13,423	18,967	(11,000)	(6,880)
Network upgrade reimbursement	317	—	4,821	2,472
Release of restricted cash to fund project and general and administrative costs	—	590	640	1,611
Operations and maintenance capital expenditures	(146)	(230)	(1,017)	(779)
Distributions from unconsolidated investments	4,205	19,814	41,698	34,216
Reduction of other asset - Gulf Wind energy derivative deposit	—	—	—	6,205
Other	(3,432)	13	(302)	(323)
Less:				
Distributions to noncontrolling interests	(2,647)	(3,917)	(17,896)	(7,882)
Principal payments paid from operating cash flows	(10,326)	(8,943)	(47,634)	(54,041)
Cash available for distribution	$45,146	$41,015	$132,974	$92,448

Adjusted EBITDA (Non-GAAP Reconciliation)

	Three months ended March 31, 2017	2016	Twelve months ended December 31, 2016	2015
Net income (loss)	**$2,539**	**$(29,048)**	**$(52,299)**	**$(55,607)**
Plus:				
Interest expense, net of interest income	22,061	20,315	76,598	75,309
Tax provision	4,775	1,298	8,679	4,943
Depreciation, amortization and accretion	47,227	45,384	184,002	145,322
EBITDA	76,602	37,949	216,980	169,967
Unrealized loss on energy derivative [1]	2,358	4,825	22,767	791
Loss on undesignated derivatives, net	648	13,631	3,324	5,490
Realized loss on derivatives	—	—	—	11,221
Early extinguishment of debt	—	—	—	4,941
Net (gain) loss on transactions	312	(33)	326	3,400
Adjustments from unconsolidated investments [2]	—	(1,712)	(659)	—
Plus, proportionate share from unconsolidated investments:				
Interest expense, net of interest income	9,340	7,219	32,103	23,537
Depreciation, amortization and accretion	8,454	6,293	27,763	22,680
Loss on undesignated derivatives, net	484	9,916	1,552	8,514
Adjusted EBITDA	**$98,198**	**$78,088**	**$304,156**	**$250,541**

1) Amount is included in electricity sales on the consolidated statements of operations.
2) Adjustments from unconsolidated investments represent distributions received in excess of the carrying amount of our investment and suspended equity earnings, during periods of suspension of recognition of equity method earnings. We may suspend the recognition of equity method earnings when we receive distributions in excess of the carrying value of our investment; as we are not liable for the obligations of the investee nor otherwise committed to provide financial support, we have recorded gains resulting from such excess distributions in the period the distributions occur. Additionally, when our carrying value in an unconsolidated investment is zero and we are not liable for the obligations of the investee nor otherwise committed to provide financial support, we will not recognize equity in earnings (losses) or equity in other comprehensive income of unconsolidated investments.